As filed with the Securities and Exchange Commission on May 11, 2011
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 11, 2011
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) The annual meeting of stockholders of Bank of America Corporation (the “Company”) was held on May 11, 2011.
(b) The stockholders elected all of the Company’s nominees for director; approved the advisory vote on executive compensation; voted, on an advisory basis, in favor of holding future advisory votes on executive compensation every year; and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for 2011. The stockholders did not approve any of the stockholder proposals, which are listed below.
1.	Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
Mukesh D. Ambani	5,765,070,053	338,528,615	20,867,766	2,008,938,488
Susan S. Bies	6,024,666,325	80,316,244	19,483,865	2,008,938,488
Frank P. Bramble, Sr.	5,927,528,783	176,660,148	20,277,503	2,008,938,488
Virgis W. Colbert	5,093,617,192	1,001,305,145	29,544,097	2,008,938,488
Charles K. Gifford	5,902,199,632	202,059,170	20,207,632	2,008,938,488
Charles O. Holliday, Jr.	6,016,500,312	87,574,771	20,391,352	2,008,938,488
D. Paul Jones, Jr.	6,022,753,990	80,884,927	20,827,517	2,008,938,488
Monica C. Lozano	5,673,448,968	428,974,367	22,043,099	2,008,938,488
Thomas J. May	5,946,799,142	156,988,795	20,678,497	2,008,938,488
Brian T. Moynihan	6,021,321,803	83,988,690	19,155,941	2,008,938,488
Donald E. Powell	5,999,430,231	104,817,066	20,219,137	2,008,938,488
Charles O. Rossotti	4,912,442,358	1,185,672,879	26,351,197	2,008,938,488
Robert W. Scully	5,980,889,268	123,239,474	20,337,692	2,008,938,488
2.	Advisory (Non-Binding) “Say on Pay” Vote to Approve Executive Compensation:

For	5,628,425,240
Against	429,938,745
Abstain	66,102,449
Non-Votes	2,008,938,488
3.	Advisory (Non-Binding) Vote on the Frequency of Future Advisory “Say on Pay” Votes:

One year	5,436,235,018
Two years	35,340,670
Three years	612,447,625
Abstain	40,443,121
Non-Votes	2,008,938,488
4.	Ratification of PricewaterhouseCoopers LLP as registered independent public accounting firm for 2011:

For	7,326,279,686
Against	762,073,390
Abstain	45,051,846
5.	Stockholder Proposal: Disclosure of Government Employment:

For	239,438,909
Against	5,017,924,634
Abstain	867,102,891
Non-Votes	2,008,938,488

6.	Stockholder Proposal: Stockholder Action by Written Consent

For	2,886,486,985
Against	3,178,529,498
Abstain	59,449,951
Non-Votes	2,008,938,488
7.	Stockholder Proposal: Mortgage Servicing Operations:

For	2,212,804,891
Against	3,388,905,766
Abstain	522,755,777
Non-Votes	2,008,938,488
8.	Stockholder Proposal: Grassroots Lobbying:

For	1,679,712,939
Against	3,451,591,390
Abstain	993,162,105
Non-Votes	2,008,938,488
9.	Stockholder Proposal: Over-the-Counter Derivatives Trading:

For	1,886,133,455
Against	3,721,108,575
Abstain	517,224,404
Non-Votes	2,008,938,488
10.	Stockholder Proposal: Cumulative Voting in Contested Director Elections:

For	2,221,537,622
Against	3,867,438,787
Abstain	35,490,025
Non-Votes	2,008,938,488
11.	Stockholder Proposal: Recoupment of Incentive Compensation Paid to Senior Executives:

For	2,153,198,058
Against	3,917,353,784
Abstain	53,914,592
Non-Votes	2,008,938,488
12.	Stockholder Proposal: Prohibition of Certain Relocation Benefits to Senior Executives:

For	2,159,756,995
Against	3,915,104,975
Abstain	49,604,464
Non-Votes	2,008,938,488

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
By:	/s/ Craig T. Beazer
Craig T. Beazer
Deputy General Counsel

Dated May 11, 2011